iShares®

iShares Trust

Supplement dated June 19, 2009

to the Prospectus for the iShares S&P Emerging Markets

Infrastructure Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The following sentence is added to the fourth paragraph on page 2 in the Principal Investment Strategies section of the Prospectus:

“BGFA will waive management fees in an amount equal to the management fees paid by the Fund indirectly as a result of its investment in other iShare funds.”

The following sentence is added to end of Tracking Error Risk on page 8 in the Principal Risks section of the Prospectus:

“Due to the relative illiquidity of certain markets in which the Fund invests, and possibility of transaction costs incurred as a result of the need to comply with legal restrictions, BGFA expects that the Fund may experience higher tracking error than is typical for other equity index ETFs.”

The table in the Fees and Expenses section on page 9 of the Prospectus is hereby deleted and replaced by the following:

	Annual Operating Expenses (Expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (Fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses	Less Fee Waiver[3]	Net Expenses[3]
None	0.75%	None	None	0.05%	0.80%	0.05%	0.75%

1	The Trust’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expenses and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

2	Because the Fund has been in operation for less than one full year, “Acquired Fund Fees and Expenses” reflect an estimate of the Fund’s pro rata shares of fees and expenses anticipated to be incurred by investing in other investment companies. Actual Acquired Fund Fees and Expenses may vary from this estimate based on changes to the Underlying Index or investment strategy. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s NAV.

3	BGFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses incurred by the Fund through June 30, 2011.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-EMIF-0609B

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated June 19, 2009

to the Statement of Additional Information (“SAI”)

for the iShares S&P Emerging Markets

Infrastructure Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

The paragraph entitled “Securities of Investment Companies” on page 4 of the SAI is hereby deleted and replaced with the following:

“SECURITIES OF INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. The Fund, in order to improve its portfolio liquidity and its ability to track the Underlying Index, may invest up to 10% of its assets in shares of other iShares funds that provide exposure similar to certain of the markets included in the Underlying Index. BGFA will not charge advisory fees on that portion of the Fund’s assets invested in shares of other iShares funds. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.”

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-SAI-34-SUP2

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE